Leigh Baldwin Total Return Fund

LEBOX

a series of Frank Funds

Supplement dated July 2, 2018
to the Prospectus and Statement of Additional Information

 dated November 1, 2017

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Effective July 1, 2018, the Leigh Baldwin Total Return Fund’s (the “Fund”) accrual under its Rule 12b-1 Plan is 0.00%.

Accordingly, the fee table on page 2 of the Prospectus is hereby restated as follows:

Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as percentage of redemption proceeds)	0.00%
Redemption Fee (as percentage of amount redeemed on shares held less than 5 business days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	3.01%
Acquired Fund Fees and Expenses[1]	0.07%
Total Annual Fund Operating Expenses	3.53%
Fee Waiver and/or Expense Reimbursement[2]	(1.71%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.82%

1 Acquired Fund Fees and Expenses are indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

2 The Adviser has contractually agreed to defer its fees and to reimburse expenses, exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees, 12b-1 fees and expenses or extraordinary expenses such as litigation, at least until October 31, 2023, so that the Fund’s total annual operating expenses will not exceed 1.75%, subject to possible recoupment from the Fund in future years on a rolling 3-year basis (within the 3 years after the fees have been deferred or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The agreement can be terminated at any time by the Trust’s Board of Trustees.

Additionally, the first paragraph on page 14 of the Prospectus under the heading “DISTRIBUTION AND SERVICE FEES” is restated as follows:

The Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution and service fees annually for the sale and distribution of shares and servicing of shareholders (“12b-1 fees”).  Effective July 1, 2018, the Fund incurs no 12b-1 fees under the plan. Prior to July 1, 2018, (i) the Fund paid distribution fees of 0.75% of the Fund’s average daily net assets to Leigh Baldwin, as the Fund’s distributor; and (ii) the Fund also paid shareholder servicing fees to Leigh Baldwin in the amount of 0.25% of the Fund’s average daily net assets.  Because these fees were paid from Fund assets on an ongoing basis, they may have increased your cost over time and cost you more than paying other types of sales charges.  The 12b-1 fees may be paid to other broker-dealers or financial institutions for providing certain services to shareholders.  Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

The following paragraph is added to the end of the section titled “RULE 12B-1 PLAN” on page 19 of the Statement of Additional Information:

As of July 1, 2018, the Fund is accruing distribution and shareholder service fees at an annual rate of 0.00% under the Plan.

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This Supplement and the Prospectus and Statement of Additional Information, each dated November 1, 2017, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-866-706-9790.